UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2017

Azure Midstream Partners, LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36018	46-2627595
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12377 Merit Drive, Suite 300
Dallas, Texas 75251

(address of principal executive offices) (zip code)

(972) 674-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03      Bankruptcy or Receivership.

On January 30, 2017, Azure Midstream Partners GP, LLC (the “General Partner”), the general partner of Azure Midstream Partners, LP (the “Partnership”), the Partnership and the Partnership’s direct and indirect subsidiaries (collectively with the General Partner and the Partnership, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Court”). The Partnership’s Chapter 11 Case is being administered under the caption In re Azure Midstream Partners, LP, et al. (Case No. 17-30461). The Debtors have filed a motion with the Court seeking to administer all of the Debtors’ Chapter 11 Cases jointly under the caption In re Azure Midstream Partners, LP, et al.

No trustee has been appointed, and the Debtors will continue to operate their businesses as “debtors in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The Partnership expects to continue its operations without interruption during the pendency of the Chapter 11 Cases. To assure ordinary course operations, the Partnership is seeking approval from the Court for a variety of “first day” motions seeking various relief and authorizing the Debtors to maintain their operations in the ordinary course. Court filings and other information related to the Chapter 11 Cases are available at a website administered by the Partnership’s claims agent, Kurtzman Carson Consultants, at http://kccllc.net/azuremlp.

The subsidiary Debtors in the Chapter 11 Cases are Marlin Logistics, LLC; Marlin Midstream Finance Corporation; Marlin Midstream, LLC; Azure ETG, LLC; Murvaul Gas Gathering, LLC; Marlin G & P I, LLC; Turkey Creek Pipeline, LLC; Azure TGG, LLC; Azure Holdings GP, LLC; and Talco Midstream Assets, Ltd.

Item 2.04              Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases constitutes an event of default that accelerated the Debtors’ obligations under the following debt instruments (the “Debt Instruments”).

•                                          Credit Agreement, dated as of February 27, 2015, as amended, by and among the Partnership, as borrower, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent.

The Debt Instruments provide that as a result of the commencement of the Chapter 11 Cases, the principal and accrued interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the filing of the Bankruptcy Petitions, and the holders’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01.     Regulation FD Disclosure.

On January 30, 2017, the Partnership issued a press release announcing the filing of the Chapter 11 Cases, as described in Item 1.03. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of the Partnership’s under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01.     Other Events.

The Partnership cautions that trading in the Partnership’s securities during the pendency of the anticipated Chapter 11 proceedings is highly speculative and poses substantial risks. Trading prices for the Partnership’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Partnership’s securities in the Chapter 11 Cases.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. Terminology such as “will,” “would,” “should,” “could,” “expect,” “anticipate,” “plan,” “project,” “intend,” “estimate,” “believe,” “target,” “continue,” “potential,” the negative of such terms or other comparable terminology are intended to identify forward-looking statements.

These statements include, but are not limited to, statements about financial restructuring or strategic alternatives and the Partnership’s expectations of plans, goals, strategies (including measures to implement strategies), objectives and anticipated results with respect thereto.  These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances, but such assumptions may prove to be inaccurate. Such statements are also subject to a number of risks and uncertainties, many of which are beyond the control of the Partnership, which may cause the Partnership’s actual results to differ materially from those implied or expressed by the forward-looking statements.  These include risks and uncertainties relating to, among other things: the ability to confirm and consummate a plan of reorganization; the bankruptcy process, including the effects thereof on Partnership’s business and on the interests of various constituents, the length of time that the Partnership may be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; third party motions in any bankruptcy case, which may interfere with the ability to confirm and consummate a plan of reorganization; the potential adverse effects of bankruptcy proceedings on the Partnership’s liquidity or results of operations; increased costs to execute the financial restructuring; the Partnership’s efforts to reduce leverage; the Partnership’s level of indebtedness including its ability to satisfy its debt obligations; risks related to the Partnership’s ability to generate sufficient cash flow and to make payments on its obligations and to execute its business plan; the Partnership’s ability to access funds on acceptable terms, if at all, because of the terms and conditions governing the Partnership’s indebtedness or otherwise; the uncertainty of the impact that any financial restructuring implemented will have on the market for the Partnership’s publicly traded securities; tax consequences of business transactions; and changes in commodity prices and hedge positions and the risk that the Partnership’s hedging strategy may be ineffective or may reduce its income. Please read the Partnership’s filings with the SEC, including “Risk Factors” in the Partnership’s Annual Report on Form 10-K, and if applicable, the Partnership’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available on the Partnership’s Investor Relations website at http://investor.memorialpp.com/sec.cfm or on the SEC’s website at http://www.sec.gov, for a discussion of risks and uncertainties that could cause actual results to differ from those in such forward-looking statements.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Partnership undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated January 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2017	AZURE MIDSTREAM PARTNERS, LP

	By:	Azure Midstream Partners GP, LLC,
the General Partner of Azure Midstream Partners, LP

	By:	/s/ Amanda Bush
Amanda Bush
Chief Financial Officer

Item 9.01        Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated January 30, 2017